May 11, 2023 Priority Technology Holdings, Inc. (Nasdaq: PRTH) Supplemental Slides: Q1 2023 Earnings Call

Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) 2023 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K filed with the SEC on March 23, 2023 and our Quarterly Report on Form 10-Q filed with the SEC on May 11, 2023. These filings are available online at www.sec.gov or www.prioritycommerce.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Priority believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of the Company. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and the slides at the end of this presentation for a reconciliation of such non-GAAP financial measures to the most comparable GAAP numbers. Additionally, we present guidance for Adjusted EBITDA and Adjusted EBITDA as percentage of Adjusted Gross Profit, non-GAAP measures without reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. See more information in Priority’s earnings press release. Adjusted Gross profit referred throughout this presentation is a non-GAAP measure calculated by subtracting Cost of services (excluding depreciation and amortization) from Revenue. Adjusted Gross profit margin referred throughout this presentation is a non-GAAP measure calculated by dividing Adjusted Gross Profit discussed above by Revenue. See Appendix 1 of this presentation for a reconciliation of Adjusted Gross Profit to Gross Profit as per GAAP and Priority’s earnings press release for more details. DISCLAIMER 2

$404 $515 $664 $740 $15 Key 1st Quarter 2023 Highlights 257K+ Active Merchants $115B+ in LTM Total Volume Q1 2023 PERFORMANCE METRICS 486K+ Consumer Accounts REVENUE 21% 1 Adjusted Gross Profit, Adjusted Gross Profit margin and Adjusted EBITDA referred in this presentation are non-GAAP measures. See slide 2 for further details. OPERATING INCOME 57% ADJ GROSS PROFIT1 22% ADJUSTED EBITDA1 24% 3 $70 $96 $140 $160 $5 CONTINUED STRONG MOMENTUM REVENUE In Millions ADJUSTED EBITDA1 In Millions Guidance Range Guidance Range $740 - $755 $160 - $165 2020 2021 2022 2023 2020 2021 2022 2023

First Quarter 2023 Consolidated Results Revenue grew 21% to $185.0 million Adj Gross Profit1 increased 22% to $63.1 million Adj Gross Profit margin1 increased 30 basis points to 34.1% Adjusted EBITDA1 of $37.6 million increased 24% 21% 22% 30BP 24% $51.8M $63.1M 33.8% 34.1% $30.3 $37.6M $153.2M $185.0M Q1 22 Q1 23 Q1 22 Q1 23 Q1 22 Q1 23Q1 22 Q1 23 1Adjusted Gross Profit, Adjusted Gross Profit margin and Adjusted EBITDA referred in this presentation are non-GAAP measures. See slide 2 for further details. 4

Priority Unified Commerce Platform

CURATED APPS

SMB ACQUIRING

- MX Merchant
- MX Connect

MX POS

MX Retail	LandlordStation
MX Restaurant	e|tab
MX QSR	PayRight
MX Build	MX Givv

PRIORITY B2B

- CPX
- CPX API

ENTERPRISE

- CFTPay
- CFTConnect
- Passport API

BANKING

Passport Account U/I

Passport Commerce APIs (Passport)

ENGINE

Passport Platform Architecture (Shared Macro/Micro Services)

PAYMENTS

Card Processing • Compliance
Card Issuing • Pay Fac

BANKING

Virtual Accounts • Ledger • ACH/ACH+ • Compliance
Check Processing /Recon • Bill Payments

DATA SCIENCE

Data Warehouse • Business Intelligence
Data Science • Visualization

5

Priority is Simplifying the Customer Experience Working with Priority is as Easy as 1, 2, 3 Choose the Curated App(s) that best fit your needs Chose the Passport Account Structure that best fits your uses Start Moving Money 1 2 3 6

Financial Results

First Quarter 2023 – SMB (Revenue) Revenue grew 19% to $154.9 million 19% $130.0M $154.9M Q1 22 Q1 23 8 Key Revenue Drivers SMB revenue of $154.9 million increased 19% from $130.0 million in Q1 2022 ➢ Bankcard $ Volumes of $15.2 billion increased over 8% ➢ Average Merchant Count of 260K increased by 7% ➢ New Merchant Boards averaged ~5100 per month in Q1

First Quarter 2023 – SMB (Profits) Adj Gross Profit1 increased 8% to $35.4 million Adj Gross Profit margin1 decreased 240 basis points to 22.9% Operating Income of $12.0 million decreased 4% 8% 240BP 4% $32.9M $35.4M 25.3% 22.9% $12.5M $12.0M Q1 22 Q1 23 Q1 22 Q1 23 Q1 22 Q1 23 1Adjusted Gross Profit, Adjusted Gross Profit margin and Adjusted EBITDA referred in this presentation are non-GAAP measures. See slide 2 for further details. 9

First Quarter 2023 – B2B (Revenue) Revenue decreased 53% to $2.8 million 53% $5.9M $2.8M Q1 22 Q1 23 10 Key Revenue Drivers B2B revenue of $2.8 million decreased 53% from $5.9 million ➢ Largely driven by Managed Services decrease from $2.6 million to $0.3 million due to final wind down of a specific customer program ➢ CPX decreased slightly from $3.3 million in Q1 2022 to $2.5 million in Q1 2023 due to certain fees earned in Q1 2022 related to a contract termination

First Quarter 2023 – B2B (Profits) Adj Gross Profit1 decreased 38% to $2.0 million Adj Gross Profit margin1 increased from 54.2% to 71.4% Operating Loss of $0.8 million decreased from Operating income of $0.4M 38% 1720 BP 300% $3.2M $2.0M 54.2% 71.4% $0.4M ($0.8M) Q1 22 Q1 23 Q1 22 Q1 23 Q1 22 Q1 23 1Adjusted Gross Profit, Adjusted Gross Profit margin and Adjusted EBITDA referred in this presentation are non-GAAP measures. See slide 2 for further details. 11

First Quarter 2023 – Enterprise (Revenue) Revenue grew 57% to $27.3 million 57% $17.3M $27.3M Q1 22 Q1 23 12 Key Revenue Drivers ENTERPRISE revenue of $27.3 million increased 57% from $17.3 million ➢ Avg Monthly New Enrollments of 46K increased 100% from 23K ➢ Avg Number of Billed Clients increased 34% to 465K from 346K ➢ Increase in deposit balances and interest rates continues to drive growth in revenue

First Quarter 2023 – Enterprise (Profits) Adj Gross Profit1 increased 64% to $25.7 million Adj Gross Profit margin1 increased 390 basis points to 94.1% Operating Income of $12.7 million increased 182% 64% 390BP 182% $15.7M $25.7M 90.2% 94.1% $4.5M $12.7M Q1 22 Q1 23 Q1 22 Q1 23 Q1 22 Q1 23 1Adjusted Gross Profit, Adjusted Gross Profit margin and Adjusted EBITDA referred in this presentation are non-GAAP measures. See slide 2 for further details. 13

Operating Expenses Salaries & Benefits increased 19% to $19.1 million SG&A increased 21% to $9.1 million Depreciation & Amortization of $18.0 million increased 3% $7.5M $9.1M $17.4M $18.0M $16.1M $19.1M Q1 22 Q1 23 Q1 22 Q1 23Q1 22 Q1 23 Operating Expenses of $46.2 million increased 13% 19% 21% 3% 14

Adjusted EBITDA1 Walk 15 Adjusted EBITDA experienced strong growth in Q1 2023 ➢ Q1 2023 Adjusted EBITDA of $37.6 million increased 24.1% from $30.3 million in Q1 2022 1Adjusted Gross Profit, Adjusted Gross Profit margin and Adjusted EBITDA referred in this presentation are non-GAAP measures. See slide 2 for further details. EBITDA Walk (In millions) 2023 2022 Q1 Q1 Consolidated net income (loss) (GAAP) (0.5)$ (0.3)$ Add: Interest expense 17.7 11.5 Add: Depreciation and amortization 18.0 17.3 Add: Income tax expense (benefit) (0.1) (0.3) EBITDA (non-GAAP) 35.1 28.2 Further adjusted by: Add: Non-cash stock-based compensation 1.9 1.6 Add: Non-recurring expenses: Legal, professional, accounting and other SG&A 0.6 0.5 Adjusted EBITDA (non-GAAP) 37.6$ 30.3$

Outstanding Debt Total Debt of $615.7 million at end of Q1 2023 decreased from $623.2 million in 2022 ➢ Decrease driven by net $6.0 million Revolver decrease and $1.5 million in Term Loan Repayments ➢ Net Debt of $599.8 million decreased $4.7 million compared to 2022 ➢ Revolver Capacity at the end of Q1 2023 was $33.5 million 16 In Millions

Senior Redeemable Preferred Stock Preferred Stock of $235.4 million, Net of $20.3 million of Unaccreted Discounts and Issuance Costs ➢ First Quarter Dividends and Accretion as follows: 17 1st Quarter (dollars in Millions) 2023 Dividend: Payment in Kind 4.38$ Cash 6.10 10.48 Accretion 0.81 11.29$ In Millions

APPENDIX

Adjusted Gross Profit Reconciliation The reconciliation of adjusted gross profit to its most comparable GAAP measure is provided below: 19 SMB B2B Enterprise Total SMB B2B Enterprise Total Revenues $ 154.9 $ 2.8 $ 27.3 $ 185.0 $ 129.9 $ 5.9 $ 17.4 $ 153.2 Costs of services (excluding depreciation and amortization) (119.5) (0.8) (1.6) (121.9) (97.0) (2.7) (1.7) (101.4) Adjusted Gross Profit 35.4 2.0 25.7 63.1 32.9 3.2 15.7 51.8 Adjusted Gross Profit Margin 22.9% 71.4% 94.1% 34.1% 25.3% 54.2% 90.2% 33.8% Depreciation and amortization of revenue generating assets (1.7) (0.1) (1.2) (3.0) (1.5) (0.1) (0.9) (2.5) Gross Profit $ 33.7 $ 1.9 $ 24.5 $ 60.1 $ 31.4 $ 3.1 $ 14.8 $ 49.3 Gross Profit Margin 21.8% 67.9% 89.7% 32.5% 24.2% 52.5% 85.1% 32.2% Three Months Ended March 31, 2023 (in Millions) Three Months Ended March 31, 2022 (in Millions)